EXHIBIT 99.1

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2018 and Form 10 - Q for the fiscal quarter ended March 30, 2019. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2018 and our Form 10 - Q for the quarter ended March 30, 2019 , which are also posted on our website. Furthermore, the Company disclaims all responsibility to update forward - looking statements.

NSSF Firearms Available to Consumer Market 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

NSSF Firearms Available to Consumer Market 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Since 1991, there have been 16 “Up Years” versus 10 “Down Years”

NSSF Firearms Available to Consumer Market 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

NSSF Monthly Adjusted NICS (in Thousands) 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 December 2011 December 2010 December 2012 December 2013 December 2014 December 2015 December 2016 December 2017 December 2018

NSSF Monthly Adjusted NICS (in Thousands) 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 December 2011 December 2010 December 2012 December 2013 December 2014 December 2015 December 2016 December 2017 December 2018

Quarterly Financial Results (in Millions, Except Per Share Data) 2019 2018 Q1 Q4 Q3 Q2 Q1 Revenues $114.0 $121.1 $114.9 $128.4 $131.2 Gross Margin $32.6 $33.8 $28.1 $36.6 $35.8 Operating Profit $16.5 $17.1 $12.0 $19.4 $18.6 14% 14% 10% 15% 14% EPS $0.74 $0.69 $0.52 $0.86 $0.81 EBITDA $24.2 $25.0 $20.5 $28.2 $27.1 21% 21% 18% 22% 21%

Cash & Short Term Investments (in Millions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $150 Million

Cash & Short Term Investments (in Millions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Stock Repurchase $25 million Stock Repurchase $20 million Stock Repurchase $27 million Stock Repurchase $65 million Since 2006, We Returned $470 Million to Shareholders: Dividends $301 Million Share Repurchases $169 Million Special Dividend $87 million

Variable Quarterly Dividends (per Share) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 During the past 5 years, our variable dividend has paid over $6.65/share or $122 million to our shareholders. 25% of EPS 40% of EPS

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2018 and Form 10 - Q for the fiscal quarter ended March 30, 2019. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2018 and our Form 10 - Q for the quarter ended March 30, 2019 , which are also posted on our website. Furthermore, the Company disclaims all responsibility to update forward - looking statements.